. UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                November 5, 2003


                           MONMOUTH COMMUNITY BANCORP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


            New Jersey                     0-27428                 22-3757709
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(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                  File Number)         Identification No.)

627 Second Avenue, Long Branch, New Jersey                              07740
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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

        (c) Exhibits:

            20.1 Letter to Shareholders of Record

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     On November 5, 2003, Monmouth Community Bancorp sent a letter to its shareholders of record discussing its results of operations and overall financial performance for the quarter ended September 30, 2003. A copy of the letter is furnished as Exhibit 20.1 to this current report and is incorporated herein by reference.

     The information contained in this current report and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MONMOUTH COMMUNITY BANCORP
                                       -----------------------------------------
                                               (Registrant)



                                        By: /s/ James S. Vaccaro
                                           -------------------------------------
                                            James S. Vaccaro
                                            Chairman and Chief Executive Officer


Date:  November 6, 2003

                                  EXHIBIT INDEX


Exhibit
Number      Description
------      -----------

20.1        Letter to Shareholders of Record